KALMAR
          POOLED
      INVESTMENT
           TRUST
=================






                                [GRAPHIC OMITTED]



                           Kalmar "Growth-with-Value" Small Cap Fund
                                                       Annual Report
                                                   December 31, 2000

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                                          Report from Management
 "Growth-with-Value"                                            January 10, 2001
     Small Cap Fund


Dear Fellow Shareholders and Friends:

The year 2000 was a difficult one for many U.S. investors, particularly growth investors! The Dow Jones Industrials and S&P 500 had their worst returns in about twenty years, approximately negative 6% and negative 9%; while the NASDAQ Composite had its worst single year ever, falling 39% for the year, and some 51% from March 10th when its speculative blow-off finally flamed out.

The carnage among many of the no-earnings "story stocks" we warned regularly about last year was far worse, with Dot Com business failures mounting sharply as the year progressed. Second half 1999 into early 2000 was likely the most extreme speculative binge of our investment lifetimes. So, it should have been expected that the raciest areas of the market, at least, would get an ugly hangover as a result.

In contrast, Kalmar is happy to report that the year 2000 was a rewarding period for your Fund both absolutely and relatively, as can be seen below. And importantly, these good results developed for "the right reasons" in a risk adjusted, fundamental sense. Indeed, your Fund's substantial yearly outperformance--and each of our four quarters of outperformance within the year--represents a vindication and reaffirmation of the productivity of Kalmar's "Growth-with-Value" philosophy and in-house-research-driven, bottom-up investment process.
                                                    Six        Year    Inception
                              Dec 00     4Q00       Months     2000     to Date
--------------------------------------------------------------------------------
Kalmar "Growth-with-Value"    9.96      (6.31)     (3.51)     15.70     65.74
  Small Cap Fund
Russell 2000                  8.59      (6.91)     (5.88)     (3.02)    46.71
--------------------------------------------------------------------------------
Russell 2000 Value           10.74       8.11      16.04      22.83     48.44
Russell 2000 Growth           6.12     (20.20)    (23.27)    (22.43)    40.57
--------------------------------------------------------------------------------
S&P 500                       0.50      (7.82)     (8.72)     (9.15)    82.34

The Year 2000 and Kalmar's Portfolio Strategy

Throughout the ultra narrow, ultra speculative Tech and Internet craze of the year ago Fall and Winter--during which Kalmar's "Growth-with-Value" investment style could not be expected to do well--we held true to our on-going determination to develop a diversified portfolio with offensive muscle but without taking on the severe risks of questionable business models, extreme valuations, or highly momentumized "greater fool" names. The benefits of this responsible strategy, while delayed earlier by the speculative fever and one-dimensional psychology of the market, were realized in the year 2000.

As the year progressed, very distilled down, there were three significant trend changes that your Fund benefited from in different ways: The dismantling of "growth at any price" mentality and New Economy speculation; the broadening of the market away from technology only, combined with a return to fundamental investing; and, ironically, the stunningly sharp late-year deceleration in the U.S. economy.

The first two trend changes primarily impacted the earlier quarters of the year and effectively allowed the market to "re-discover" the very kind of top-notch, growing, inefficiently-valued company that Kalmar seeks to own. In a sense, we enjoyed a kind of double positive when the market's earlier mono-dimensional distraction with New Economy sizzle began to evaporate: Substance (as contrasted to sizzle) justifiably regained

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              KALMAR
              POOLED
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                                             Report from Management - continued
 "Growth-with-Value"
     Small Cap Fund

consideration from investors and the special merits of our companies, which had been operative and building the whole time the market was so utterly distracted, came to light as soon as other investors bothered to care. Appreciating the timing and impact of this double-barreled effect helps one understand why your Fund's relative outperformance was more dramatic earlier in the year.

The third trend change was the sudden nosedive in the economy and in technology final demand that took place late in the year. Though very problematic for the overall market (and for many of our companies' short term revenues and earnings), it affected your Fund less than many other growth funds and the Russell 2000--because our companies, say in technology, were less negatively impacted, thus, declined less. Of course, Kalmar's ability to protect assets on the downside was also a function of the valuation discipline that we consciously integrate with our growth-focused approach and our bottom-up research to find stronger fundamentals company by company.

The Fourth Quarter 2000 Specifically

For the Fourth Quarter specifically, your Fund's outperformance was modest compared to the Russell 2000 overall, though handsome compared to the Russell 2000 Growth index. Utilizing sectoral attribution, even though we don't invest top-down sectorally, we were disadvantaged relative to the Russell by our substantially higher Technology "weighting"--even though our stocks declined only about half as much as a group. We were also disadvantaged by our higher Producer Durable "weighting", where in the short run our stocks did worse than the Russell sector, which itself was down.

From the positive side, however, there were a number of areas that cumulatively worked together to give us the performance edge for the Fourth Quarter, giving us four leading quarters straight. We were advantaged by our "overweighting" in Materials & Processing, which was up sectorally and where our individual holdings did almost four times as well as the Russell's. We were advantaged by our near triple "weighting" in Energy, since both our energy names and the Russell's did comparably well. We were also helped by our Healthcare exposure, since we had only about a 50% relative "sector weighting" (because of the high valuation and research/venture risk issues that make it difficult for us to buy biotech and genomic names) while the sector was down, yet our individual names were up.

As always with Kalmar, the story really gets down to stock picking--provided we are given a reasonable playing field. Indeed, our nineteen year history as a firm suggests that--except in ultra narrow or ultra speculative periods--both of which we've lived through in recent years--our research, our team's experience, and our productive risk-adjusted approach should enable us to be more than competitive year by year. The year 2000 reaffirmed this nicely.

Kalmar On Positioning Relative To The Russell 2000

Since our performance attribution comments might create the wrong impression, it is worth repeating that Kalmar is not a top-down sector rotation investor. We do not make bets relative to the benchmark per se, and rarely move our "sector weighting" around rapidly. Rather, our portfolios evolve gradually according to company by company bottom-up decisions. Acknowledging that, our "relative weightings" haven't changed much since the Third Quarter, except that we are now even more heavily "overweighted" in Technology, at about two times the Russell. This developed because Kalmar did not reconstitute the Fund when the Russell "artificially" reconstituted on June 30th. At that time, our Tech "weighting" was equal to the Russell's. Since

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              KALMAR
              POOLED
          INVESTMENT
               TRUST
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                                             Report from Management - continued
 "Growth-with-Value"
     Small Cap Fund

then, our Technology holdings have done materially better than the Russell's. Thus, the combination of our superior Tech stock relative performance, i.e., smaller decline, and our non-reconstitution has produced the significant "overweight". We have not made a big new Technology bet per se. As always, our Technology "weighting" will ebb and flow through time.

Best Performers / Worst Performers / New Investments

As to individual stocks, for your interest, top performers for the Fourth Quarter came from diverse industries, highlighting Kalmar's bottom-up approach. Among our top names were NCO Group, a debt collection outsourcing company favored by the slowing economic environment; Maximus, a unique provider of outsourcing services to "enable the government to serve the people better"; Shaw Group, an integrated supplier of piping and construction services to the power-short utility industry; Choicepoint, a growing provider of public records and risk management information to business and government; and Advanced Digital Information, an open systems provider of storage solutions to the burgeoning memory marketplace. As one might suspect, the downdraft in the Technology sector accounted for most of our bigger quarterly losers including Veeco Instruments, Vicor, Polycom, and Benchmark Electronics. These holdings either experienced short term earnings problems, given the dramatic slowdown in technology final demand, or became guilty by association when their competitors had problems, never mind their apparently superior fundamentals.

Meanwhile, as in every quarter, we liquidated a number of holdings that had disappointed us fundamentally, or where the risk/reward opportunity had changed, or where our stock price targets had been met, or where we could sensibly harvest losses to offset taxes, or where they were acquired away from us in takeovers. Axent Technologies was such a latter case in point. But in this instance, for the time being we have elected to hold the acquirer, Symantec Corp, because of its apparent undervaluation and potential for improved growth.

We also beefed up a variety of names that in the short run we believe can swim upstream against the slowing economy, or where their valuations relative to future growth prospects appear genuinely compelling. Separately, we added nine entirely new portfolio holdings, including: specialty retailer, Charlotte Russe; generic pharmaceutical developer, Sicor; blood fraction systems provider, Haemonetics; wine and beer distributor, Constellation Brands; and Chesapeake Energy, a well positioned mid-continent natural gas exploration and production company. In spite of these augmented and brand new holdings, cash levels in the Fund temporarily rose somewhat, reflecting the challenge of qualifying new ideas in the rapidly weakening economy.

Also, we point out that the Fund's portfolio turnover has picked up over the last two years to about 60%. We note, though, that the primary reason has to do with the sharp increase in takeover activity among the Fund's holdings. Remember that throughout the several years that small cap stocks were "out favor" with investors, Kalmar's companies as a group grew their business value strongly, but got no credit for it in the market. Beyond a point, this prompted an expectable rash of takeover activity. Two things come out of this: First, such takeovers provide additional validation for Kalmar's strategy of seeking out growing businesses with valuable franchises trading at inefficient valuations. And second, given the FASB's anticipated elimination of goodwill amortization in reported earnings and the still large relative valuation disparity between small and large cap stocks, we expect this active takeover trend to continue in 2001.

Capital Gains Distribution

During the years 1998 and 1999, while being careful not to compromise investment decision making, we were able to harvest enough portfolio losses to fully offset realized gains and, thus, avoided capital gain liabilities

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              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                             Report from Management - continued
 "Growth-with-Value"
     Small Cap Fund

for shareholders. Strong outperformance and proactive repositioning of your Fund's portfolio for the future, however, created realized gains that we could not offset last year. Accordingly, a $2.5873 per share capital gain distribution was paid December 29, 2000. Please note the following: First, in spite of Kalmar's conspicuous success for the year, this was a smaller proportionate capital gains distribution than produced by many other funds. And second, the entire year 2000 distribution consisted of long term capital gain. Thus, Kalmar's history of tax efficient management on behalf of shareholders was further established.

Big Picture Investment Outlook

The most notable big picture development in recent months has been the stunningly abrupt slowdown in the U.S. economy, and in technology final demand, resulting in sharply mounting corporate revenue and earnings warnings. Combined with evidence of weakening World growth, this leaves investors uncertain as to whether there is more to the economic slowdown than a "normal" inventory adjustment? Uncertain as to how hard a landing the U.S. and World economy may be in for? As well as to what the timing, trajectory, and vigor of the recovery may turn out to be?

We full well recognize that the Federal Reserve is "on the job", having cut interest rates already once in a surprise move, with several additional cuts no doubt to follow. Still, after one of the biggest financial bubbles in history; after the longest boom ever in the U.S. economy; after possible capital over-investment corporately; and possible over-consumption and under-saving individually; combined with still high levels of complacency and additional negative wealth effect ramifications if the stock market were to weaken further--we worry that assuming a quick and mild recession may be too optimistic? Accordingly, we have a hard time imagining that good returns in the stock market will be easy to achieve in 2001-to say nothing of an "up, up, and away" from here.

What we do know, though--with over 100 years of successful combined investment experience on the Kalmar team--is that we surely can't predict what will happen. Thus, as always, our plan is to continue buying one good investment opportunity at a time, relying on the solid grounding of Kalmar's "Growth-with-Value" approach and the productivity of our creative, hands-on research to produce superior longer term returns.

Positive Organizational Changes At Kalmar

Giving us additional confidence for the future is the development we proudly announced back in August, namely, that a broadening in Kalmar's equity ownership among key, high-contributing members of our team was underway. Thus, effective January 1, 2001, nine of our nineteen full-time employees are now owners of the firm. This positive evolution in Kalmar's development appropriately complements our competitive salary and incentive compensation system and should benefit everyone associated with our firm, both colleagues and Fund shareholders alike. The result should be even stronger ties and motivation among longtime team members, as well as additional important incentive for newer ones.

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              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                             Report from Management - continued
 "Growth-with-Value"
     Small Cap Fund

Since inception, Kalmar has always been a team oriented organization, purposely managed to take advantage of the complementary strengths, insights, experience and enthusiasm that such a highly motivating structure can provide. We believe that spreading the firm's ownership will allow our proven team approach to rise to even higher levels of achievement!

Good luck, good hunting, and good wishes for a healthy and prosperous New Year to all concerned!

                                        Yours Sincerely,

                                        /s/ Ford B. Draper, Jr.

                                        Ford B. Draper, Jr., President
                                        Kalmar Investment Advisers



                                [GRAPHIC OMITTED]

KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND GROWTH OF $10,000 VS. THE RUSSELL 2000
     INDEX, THE RUSSELL 2000 VALUE INDEX AND THE LIPPER SMALL CAP FUND INDEX

         Kalmar Small Cap  Russell 2000   Russell 2000 Value   Lipper Small Cap
4/11/97      $10,000         $10,000            $10,000            $10,000
12/31/97     $14,635         $12,786            $13,114            $12,602
12/31/98     $13,514         $12,460            $12,268            $12,495
12/31/99     $14,325         $15,128            $12,086            $14,908
12/31/00     $16,575         $14,671            $14,844            $15,941


AVERAGE ANNUAL RETURNS
                                  1 Year         Since Inception*
                                ----------   ----------------------
Fund                              15.70%            65.75%
Russell 2000                      -3.02%            46.71%
Russell 2000 Value                22.81%            48.44%
Lipper Small Cap                   6.93%            59.41%

*  The Fund commenced operations on April 11, 1997.

PLEASE BEAR IN MIND THAT INVESTING IN SMALL COMPANIES' STOCKS CAN INVOLVE HIGHER RISK AND VOLATILITY THAN THOSE OF LARGER COMPANIES. THE RUSSELL 2000 AND RUSSELL 2000 VALUE ARE UNMANAGED STOCK MARKET INDICES WITHOUT ANY ASSOCIATED EXPENSES AND THEIR RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDENDS. THE LIPPER SMALL CAP FUND INDEX FROM INCEPTION TO AUGUST 31, 1999 IS AN UNWEIGHTED INDEX OF MUTUAL FUND PERFORMANCE WHICH CONSISTS OF THE AVERAGE RETURN OF THE 30 LARGEST SMALL CAP FUNDS. SINCE AUGUST 31, 1999 THE LIPPER SMALL CAP FUND INDEX IS CALCULATED USING A WEIGHTED AGGREGATE COMPOSITE INDEX FORMULA WHICH IS REBASED ANNUALLY. ALSO, PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES MAY FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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              KALMAR
              POOLED
          INVESTMENT
               TRUST
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                                                         Schedule of Investments
 "Growth-with-Value"                                           December 31, 2000
     Small Cap Fund

                                                                        Market
                                                                        Value
                                                         Shares        (Note 2)
COMMON STOCK-- 91.4%
Business Equipment & Services-- 22.4%
     Equipment & Services-- 19.3%
     Acxiom Corp.* .................................... 198,160     $ 7,715,855
     Armor Holdings, Inc.* ............................ 124,000       2,162,250
     Choicepoint, Inc.* ...............................  87,900       5,762,944
     Cuno, Inc.* ......................................  81,300       2,179,856
     Excel Technology, Inc.* ..........................  69,100       1,378,761
     F.Y.I., Inc.* .................................... 133,900       4,937,563
     First Consulting Group* .......................... 139,500         662,625
     Hall Kinion & Associates, Inc.* ..................  56,900       1,145,112
     Insight Enterprises, Inc.* ....................... 215,437       3,864,401
     Maximus, Inc.* ................................... 150,000       5,240,625
     NCO Group, Inc.* ................................. 104,000       3,159,000
     RMH Teleservices, Inc.* ..........................  69,300         641,025
     RSA Security, Inc.* ..............................  45,700       2,416,388
                                                                     ----------
                                                                     41,266,405
                                                                     ----------
     Timesharing & Software-- 3.1%
     Affiliated Computer Services, Inc.* ..............  34,100       2,069,444
     Jack Henry & Associates, Inc. ....................  35,800       2,224,075
     RadiSys Corp.* ...................................  86,350       2,234,306
                                                                     ----------
                                                                      6,527,825
                                                                     ----------
     Total Business Equipment & Services                             47,794,230
                                                                     ----------
Capital Goods-- 12.9%
     Capital Equipment-- 5.7%
     Actuant Corp. (A Shares) ......................... 105,695         317,085
     APW, Ltd.* ....................................... 142,795       4,819,331
     Shaw Group, Inc. * ............................... 142,600       7,130,000
                                                                     ----------
                                                                     12,266,416
                                                                     ----------
     Construction Materials-- 3.0%
     Insituform Technologies (A Shares)* .............. 163,700       6,527,538
                                                                     ----------
     Containers-- 0.5%
     Mobile Mini, Inc.* ...............................  44,300       1,018,900
                                                                     ----------
     Electrical Equipment-- 3.3%
     C & D Technology Inc. ............................  40,650       1,755,572
     Richardson Electronics, Ltd. ..................... 145,800       2,004,750
     Vicor Corp. * .................................... 107,300       3,259,238
                                                                     ----------
                                                                      7,019,560
                                                                     ----------


                 See Accompanying Notes to Financial Statements

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              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                            Schedule of Investments - Continued
 "Growth-with-Value"                                          December 31, 2000
     Small Cap Fund

                                                                       Market
                                                                        Value
                                                    Shares            (Note 2)
     Manufacturing - Specialty-- 0.4%
     Lydall, Inc.* ................................ 90,900          $   789,694
                                                                     ----------
     Total Capital Goods                                             27,622,108
                                                                     ----------
Consumer Non-Durables-- 4.4%
     Beverages-- 0.8%
     Constellation Brands, Inc.* .................. 27,600            1,621,500
                                                                     ----------
     Food & Related-- 2.9%
     Performance Food Group Co.* ..................119,000            6,100,609
                                                                     ----------
     Photographic Equipment-- 0.7%
     Concord Camera Corp. * ....................... 95,600            1,577,400
                                                                     ----------
     Total Consumer Non-Durables                                      9,299,509
                                                                     ----------
Consumer Services-- 0.4%
     Broadcasting-- 0.4%
     Emmis Communications Corp.* .................. 27,900              800,381
                                                                     ----------
     Total Consumer Services                                            800,381
                                                                     ----------
Energy-- 12.0%
     Petroleum - Domestic-- 8.2%
     Basin Exploration, Inc.* ..................... 56,500            1,440,750
     Chesapeake Energy* ...........................247,500            2,505,937
     Devon Energy Corp. ........................... 59,600            3,633,812
     Evergreen Resources, Inc. * ..................158,700            6,129,788
     Stone Energy Corp. * ......................... 60,200            3,885,910
                                                                     ----------
                                                                     17,596,197
                                                                     ----------
     Petroleum - Services-- 3.8%
     Grant Prideco, Inc.* ......................... 82,900            1,818,619
     National Oilwell, Inc.* ...................... 77,900            3,013,756
     Weatherford International * .................. 69,700            3,293,325
                                                                     ----------
                                                                      8,125,700
                                                                     ----------
     Total Energy                                                    25,721,897
                                                                     ----------
Financial Services-- 4.1%
     Finance Companies-- 4.1%
     AmeriCredit Corp. * ..........................324,400            8,839,900
                                                                     ----------
     Total Financial Services                                         8,839,900
                                                                     ----------


                 See Accompanying Notes to Financial Statements

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              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                            Schedule of Investments - Continued
 "Growth-with-Value"                                          December 31, 2000
     Small Cap Fund

                                                                       Market
                                                                       Value
                                                        Shares        (Note 2)
     Healthcare-- 7.8%
     Healthcare - Drugs-- 3.0%
     Barr Labs, Inc.* ................................. 51,250      $3,738,047
     KV Pharmaceuticals Company, Class A* ............. 51,750       1,293,750
     Sicor, Inc.* ..................................... 98,900       1,427,869
                                                                    ----------
                                                                     6,459,666
                                                                    ----------

     Healthcare - General-- 3.4%
     Dentsply International, Inc. ..................... 83,900       3,282,587
     Hooper Holmes, Inc. ..............................173,500       1,918,910
     Morrison Management Specialists, Inc. ............ 56,375       1,968,051
                                                                    ----------
                                                                     7,169,548
                                                                    ----------
     Hospital Supplies & Management-- 1.4%
     Community Health Systems, Inc.* .................. 88,100       3,083,500
     Total Healthcare ............................................  16,712,714
                                                                    ----------

Raw Materials-- 2.5%
     Chemicals - Specialty-- 2.5%
     Rogers Corp.*                                     132,800       5,453,100
     Total Raw Materials .........................................   5,453,100
                                                                    ----------

Retail-- 4.7%
     Restaurants-- 1.5%
     Buca, Inc.* ...................................... 71,900       1,056,031
     Consolidated Products, Inc.* .....................124,525         856,109
     Outback Steakhouse, Inc.* ........................ 48,400       1,252,350
                                                                    ----------
                                                                     3,164,490
                                                                    ----------
     Retail - General Merchandise-- 1.1%
     Cost Plus, Inc.* ................................. 30,300         890,063
     Freds, Inc. ...................................... 71,500       1,505,969
                                                                    ----------
                                                                     2,396,032
                                                                    ----------
     Retail Specialty Store-- 2.1%
     Charlotte Russe Holding, Inc.* ................... 54,600         870,187
     Factory 2-U Stores, Inc.* ........................ 31,100       1,030,188
     Michaels Stores, Inc.* ...........................100,900       2,673,850
 .................................................................   4,574,225
                                                                    ----------
     Total Retail                                                   10,134,747
                                                                    ----------


                 See Accompanying Notes to Financial Statements

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              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                            Schedule of Investments - Continued
 "Growth-with-Value"                                          December 31, 2000
     Small Cap Fund

                                                                       Market
                                                                       Value
                                                      Shares          (Note 2)
Technology-- 19.0%
     Aircraft-- 0.3%
     Innovative Solutions and Support, Inc.* .......  30,600       $   535,978
     Communications Equipment-- 3.8%
     DMC Stratex Networks, Inc.* ...................  89,000         1,335,000
     Mastec, Inc.* .................................  49,300           986,000
     Polycom, Inc.* ................................  78,300         2,520,281
     Tekelec* ...................................... 107,700         3,231,000
                                                                   -----------
                                                                     8,072,281
                                                                   -----------
     Computers - Peripherals-- 11.3%
     Advanced Digital Information, Corp.* .......... 216,000         4,968,000
     Advantage Learning Systems, Inc.* .............  53,200         1,788,850
     Avocent Corp.* ................................  32,462           876,474
     Benchmark Electronics, Inc.* .................. 108,550         2,449,159
     Great Plains Software, Inc.* ..................  36,850         1,734,253
     Keane, Inc.* .................................. 157,000         1,530,750
     Progress Software Corp.* ...................... 126,300         1,823,456
     Rainbow Technologies, Inc.* ................... 183,900         2,907,919
     SPSS, Inc.* ...................................  83,900         1,851,044
     Symantec Corp.* ...............................  57,450         1,917,394
     Systems & Computer Technology Corp.* .......... 188,910         2,325,954
                                                                   -----------
                                                                    24,173,253
                                                                   -----------
     Electronic Components-- 1.6%
     ATMI, Inc.* ...................................  25,050           488,475
     C-Cube Microsystems, Inc.* .................... 110,500         1,360,531
     Lattice Semiconductor Corp.* ..................  91,000         1,672,125
                                                                   -----------
                                                                     3,521,131
                                                                   -----------
     Electronic Instruments-- 2.0%
     FEI Co.* ...................................... 113,450         2,580,987
     Veeco Instruments, Inc.* ......................  42,100         1,689,263
                                                                   -----------
                                                                     4,270,250
                                                                   -----------
     Total Technology ...........................................   40,572,893
                                                                   -----------

Transportation-- 1.2%
     Air Transportation-- 1.2%
     Skywest, Inc. .................................  91,200         2,622,000
                                                                   -----------
     Total Transportation .......................................    2,622,000
                                                                   -----------
     Total Common Stock (Cost $150,393,571) .....................  195,573,479
                                                                   -----------


                 See Accompanying Notes to Financial Statements

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                            Schedule of Investments - Continued
 "Growth-with-Value"                                          December 31, 2000
     Small Cap Fund

                                                                       Market
                                                                       Value
                                                        Shares        (Note 2)
MONEY MARKET FUNDS -- 9.0%
Money Market Funds -- 9.0%
     Sansom Street Fund - Money Market Portfolio ... 10,952,305     $10,952,305
     TempCash Fund - Dollar Series .................  8,270,740       8,270,740
                                                                   ------------
     Total Money Market Funds (Cost $19,223,045) .................   19,223,045
                                                                   ------------
TOTAL INVESTMENTS (Cost $169,616,616)+ - 100.4% ..................  214,796,524

OTHER ASSETS AND LIABILITIES, NET - (0.4%) .......................     (853,282)
                                                                   ------------
NET ASSETS-- 100.0% .............................................. $213,943,242
                                                                   ============


* Non-income producing security.
+ The cost for Federal income tax purposes was $166,478,828 . At December 31, 2000, net unrealized appreciation was $48,317,696. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $62,455,357, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $14,137,661.








                 See Accompanying Notes to Financial Statements

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                             Statement of Assets and Liabilities
 "Growth-with-Value"                                           December 31, 2000
     Small Cap Fund



Assets:
Investment in securities, at market value
  (Cost $169,616,616 )                                   $ 214,796,524
Receivables for:
  Dividends and interest                                        91,601
Other assets                                                    22,797
                                                         -------------
  Total Assets                                             214,910,922
                                                         -------------
Liabilities:
Payables for:
  Capital shares redeemed                                      753,084
Due to Advisor                                                 176,088
Accrued expenses                                                38,508
                                                         -------------
  Total Liabilities                                            967,680
                                                         -------------
Net Assets                                               $ 213,943,242
                                                         =============
Net Assets Consisted Of:
Shares of beneficial  interest $ 165,217
Additional paid-in capital                                 168,684,560
Accumulated net realized loss oninvestments                    (86,443)
Net unrealized appreciation on investments                  45,179,908
                                                         -------------
Net assets for 16,521,733 shares outstanding             $ 213,943,242
                                                         =============
Net Asset Value, offering, and redemption
  price per share ($213,943,242/16,521,733
  outstanding shares of beneficial interest,
  $0.01 par value, unlimited authorized shares)              $   12.95
                                                         =============


                 See Accompanying Notes to Financial Statements

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                                         Statement of Operations
 "Growth-with-Value"                                           December 31, 2000
     Small Cap Fund

                                                                  For the
                                                              Fiscal Year Ended
                                                              December 31, 2000
Investment Income:
  Dividends ................................................... $   231,001
  Interest ....................................................     606,093
                                                                -----------
  Total Income ................................................     837,094
                                                                -----------
Expenses:
  Advisory fee (Note 4) .......................................   2,115,322
  Accounting and Administration fee (Note 4) ..................     265,687
  Transfer agent fee ..........................................      27,424
  Shareholder reports .........................................      26,800
  Custodian fee ...............................................      23,572
  Legal .......................................................      22,436
  Trustee's fee ...............................................      20,302
  Registration fee ............................................      20,300
  Audit .......................................................      10,452
  Amortization of organizational expense ......................       5,816
  Miscellaneous ...............................................      35,365
                                                                -----------
    Total  Expenses ...........................................   2,573,476
                                                                -----------

Net investment loss ...........................................  (1,736,382)
                                                                -----------

Realized and unrealized gain (loss) in investments:
  Net realized gain on investments ............................  35,252,946

  Net change in unrealized  appreciation of investments .......  (4,257,605)
                                                                -----------

Net realized and  unrealized  gain on  investments ............  30,995,341
                                                                -----------

Net increase in net assets resulting from operations .......... $29,258,959
                                                                ===========

                 See Accompanying Notes to Financial Statements

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                              Statement of Changes in Net Assets
 "Growth-with-Value"                                           December 31, 2000
     Small Cap Fund

                                                                     For the Fiscal Year Ended
                                                               December 31, 2000    December 31, 1999
                                                               -----------------    -----------------
Operations:
  Net investment loss ........................................  $  (1,736,382)       $  (1,595,699)
  Net realized gain/(loss) on investment transactions ........     35,252,946          (10,898,308)
  Change in net unrealized appreciation/(depreciation)
    on investments ...........................................     (4,257,605)          20,242,609
                                                                -------------        -------------
    Net increase in net assets resulting
      from operations ........................................     29,258,959            7,748,602
                                                                -------------        -------------

Distribution to Shareholders:
  Net realized gains ($2.5873 per share) .....................    (36,193,006)                --
                                                                -------------        -------------

Share Transactions (a):
  Receipt from shares sold ...................................     10,970,861           11,587,727
  Receipt from shares reinvested .............................     33,633,623
  Receipt from securities transferred in-kind                            --                439,086
  Shares redeemed ............................................    (19,017,420)         (62,024,827)
                                                                -------------        -------------
    Net increase (decrease) in net assets from Fund share
      transactions ...........................................     25,587,064          (49,998,014)
                                                                -------------        -------------

Total Increase (Decrease) In Net Assets ......................     18,653,017          (42,249,412)

Net Assets:
  Beginning of year ..........................................    195,290,225          237,539,637
                                                                -------------        -------------
  End of year ................................................  $ 213,943,242        $ 195,290,225
                                                                =============        =============

(a) Transactions in shares of beneficial interest were:
  Shares sold ................................................        707,901              958,049
  Shares issued in exchange for securities transferred
    in kind (Note 2) .........................................           --                 40,431
  Shares reinvested ..........................................      2,575,316                 --
  Shares redeemed ............................................     (1,319,265)          (5,215,705)
                                                                -------------        -------------
  Net increase (decrease) in shares ..........................      1,963,952           (4,217,225)
  Shares outstanding - Beginning of year .....................     14,557,781           18,775,006
                                                                -------------        -------------
  Shares outstanding - End of year ...........................     16,521,733           14,557,781
                                                                =============        =============

                 See Accompanying Notes to Financial Statements


              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                                                                                      Financial Highlights
 "Growth-with-Value"                                                                                     December 31, 2000
     Small Cap Fund


For a share outstanding throughout each period:
                                                                                                           For the Period
                                                                                                          April 11, 1997+
                                                          For the Fiscal Year Ended                            through
                                         December 31, 2000     December 31, 1999   December 31, 1998     December 31, 1997

Net asset value at beginning
  of period                                 $   13.41             $   12.65             $   13.70             $   10.00
                                            =========             =========             =========             =========

Investment Operations
Net investment loss                             (0.11)                (0.11)                (0.07)                (0.04)

Net realized and unrealized
  gain (loss) on
  investments                                    2.24                  0.87                 (0.98)                 4.66
                                            ---------             ---------             ---------             ---------

    Total from investment
      operations                                 2.13                  0.76                 (1.05)                 4.62
                                            ---------             ---------             ---------             ---------
Distributions

From net realized gain on
  investments                                   (2.59)                   --                    --                 (0.57)

In excess of net realized gain
  on investments                                   --                    --                    --                 (0.35)
                                            ---------             ---------             ---------             ---------

    Total distributions                         (2.59)                   --                    --                 (0.92)
                                            ---------             ---------             ---------             ---------

Net asset value at end of
  period                                    $   12.95             $   13.41             $   12.65             $   13.70
                                            =========             =========             =========             =========

Total return                                    15.70%                 6.01%                (7.66%)               46.35%

Ratios (to average net assets)/Supplemental Data:
  Expenses                                       1.22%                 1.25%                 1.24%                 1.25%++
  Net investment income                         (0.82)%               (0.78)%               (0.52)%               (0.51)%++
Portfolio turnover rate                         63.67%                52.49%                27.41%                34.39%
Net assets at end of period
  (000 omitted)                              $213,943              $195,290              $237,540               $226,706

* Annualized
+ Commencement of Operations.
++ Rodney Square Management Corporation, the Fund's prior administrator and accounting agent, waived a portion of its administration and accounting fees for the period ended December 31, 1997. If these expenses had been incurred by the Fund, the annualized ratio of expenses to average daily net assets for the period ended December 31, 1997, would have been 1.32%.

                 See Accompanying Notes to Financial Statements

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                                   Notes to Financial Statements
 "Growth-with-Value"
     Small Cap Fund


1. Description of the Fund. The Kalmar "Growth-With-Value" Small Cap Fund (the "Fund") is the first series of Kalmar Pooled Investment Trust (the "Trust"), a Delaware business trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2.  Significant   Accounting  Policies.  The  following  is  a  summary  of  the significant accounting policies of the Fund.

Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees. There were no such securities valued by the Board of Trustees on December 31, 2000.

Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

Distributions To Shareholders. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 2000, a net investment loss of $1,736,382 was reclassified into paid in capital. Additionally, $2,215,122 was reclassified into paid in capital due to a permanent difference between the tax realized capital gain of $37,468,068 and book realized capital gain of $35,252,946. This permanent difference was the result of securities being sold that had a permanent book and tax cost basis difference, which was caused by transfers in-kind (see "transfers in-kind"). Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Deferred Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                       Notes to Financial Statements - continued
 "Growth-with-Value"
     Small Cap Fund



Use of Estimates in the preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Transfers in-Kind. Upon the Fund's commencement of investment operations, a number of separately managed accounts managed by Kalmar Investment Advisers, transferred appreciated securities in exchange for Fund shares. These exchanges were conducted on a tax free basis, whereby for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Fund is equal to the market value of such securities on their respective dates of contribution to the Fund. For tax purposes, the cost of those securities transferred in-kind to the Fund is equal to the historical cost of those securities to the contributing party. The result is a permanent difference between book cost and tax cost to the Fund. This permanent book/tax difference will cause a difference in book realized capital gains and losses and tax realized capital gains and losses. These differences will be reclassified into paid in capital.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. Purchases and Sales of Investment Securities. During the fiscal year ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

                Purchases ...............................  $126,864,927
                Sales ...................................   153,550,025

4. Investment Advisory Fee and Other Services. The Fund employs Kalmar Investment Advisers as its investment adviser (the "Adviser"). Pursuant to an Investment Advisory agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the officers and Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

PFPC Inc. serves as administrator and accounting services agent for the trust pursuant to an Administration and Accounting services agreement with the Trust.

PFPC serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Agreement with the Trust.

PFPC Trust Company serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust.

Certain Trustees and officers of the Trust are also officers of the Adviser. Such Trustees and officers are not paid any fees by the Trust for serving as Trustees or officers of the Trust.

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                               Report of Independent Accountants
 "Growth-with-Value"
     Small Cap Fund


To the Board of Trustees and Shareholders of Kalmar Pooled Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kalmar Pooled Investment Trust, comprised of Kalmar "Growth-with-Value" Small Cap Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 22, 2001

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------
                                                                Tax Information
 "Growth-with-Value"                                                (Unaudited)
     Small Cap Fund



By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from the Fund.

The Kalmar "Growth-with-Value" Small Cap Fund paid distributions of $2.5873 per share from net long-term capital gains during the period ended December 31, 2000. Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $36,193,006 as capital gain distributions for the period ended December 31, 2000.

                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                       (WEBSITE)WWW.KALMARINVESTMENTS.COM


                              SHAREHOLDER SERVICES
                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809


                                    CUSTODIAN
                               PFPC TRUST COMPANY
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809


                                  LEGAL COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                               18TH & ARCH STREETS
                           PHILADELPHIA, PA 19103-2799


                                    AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                           PHILADELPHIA, PA 19103-7042

                         KALMAR POOLED INVESTMENT TRUST
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                              (PHONE) 302-658-7575
                               (FAX) 302-658-7513
                       (WEBSITE)WWW.KALMARINVESTMENTS.COM